UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 19, 2013

PMC-SIERRA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19084	94-2925073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1380 Bordeaux Drive

Sunnyvale, CA 94089

(Address of Principal Executive Offices)(Zip Code)

(408) 239-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) and (b)

On August 21, 2013, PMC-Sierra, Inc., a Delaware corporation (the “Company”), engaged Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the year ending December 28, 2013. In connection with the anticipated engagement of Ernst & Young, on August 19, 2013, the Company informed Deloitte LLP (“Deloitte”) that it was dismissed as the Company’s independent registered public accounting firm effective immediately. The decision to change auditors was approved by the Audit Committee of the Board of Directors upon completion of a competitive review process.

Deloitte’s reports on the Company’s financial statements for the fiscal years ended December 29, 2012 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, and neither such report was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 29, 2012 and December 31, 2011 and in the subsequent interim period through August 19, 2013, there was no (i) disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in connection with its report or (ii) reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

The Company has provided Deloitte with a copy of the disclosures made herein and has requested that Deloitte furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Deloitte’s letter is included as Exhibit 16.1 to this Report.

During the fiscal years ended December 29, 2012 and December 31, 2011 and in the subsequent interim period through August 21, 2013, the Company did not consult with Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Deloitte LLP dated August 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-SIERRA, INC.

Date: August 23, 2013	By:	/s/ Steven J. Geiser
Steven J. Geiser
Vice President, Finance
Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Deloitte LLP dated August 23, 2013